NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER 1034

DIRECTVIEW HOLDINGS, INC.

SHARES

AUTHORIZED STOCK 100,000,000 COMMON SHARES
$.0001 PAR VALUE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 25457N 10 4

This Certifies that

is the

registered holder of

Shares

DIRECTVIEW HOLDINGS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

Dated:

President

DIRECTVIEW HOLDINGS, INC.
CORPORATE
Seal
DELAWARE

CEO

COUNTERSIGNED AND REGISTERED

TRANSFER AGENT AND REGISTRAR:
ATLAS STOCK TRANSFER CORPORATION
4455 SO. 700 E. STE. 200
SALT LAKE CITY, UTAH 84107

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common
TEN ENT —as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—..........Custodian..........
(Cust) (Minor)
under Uniform Gifts to Minors
Act..........
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

Signature ....

....

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By: ....
(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)